Option and Collaboration Agreements	12 Months Ended
Dec. 31, 2021
Option And Collaboration Agreements [Abstract]
Option and Collaboration Agreements
3.	Option and Collaboration Agreements
On December 19, 2018, the Company entered into an Option and Collaboration Agreement (the “Collaboration Agreement”) with Shionogi & Co., Ltd (“Shionogi”), whereby the Company granted an option to Shionogi to develop and commercialize licensed digital therapeutic software products in specified territories. The option was effective between December 19, 2018 and April 15, 2019 (“Option Period”). It was determined that this period was the initial term of the contract.
As part of the agreement, Shionogi made an upfront payment to the Company of $10,000 at the date of execution that provided Shionogi up to April 15, 2019 to continue to evaluate the technology. In March 2019, Shionogi exercised its option to license the technology in exchange for another $10,000 cash payment. With the execution of the option, the Company is eligible to receive development and commercial milestones of up to $105,000. In addition, the Company will receive royalties on sales of the licensed products in Japan and Taiwan. The Company determined that the upfront, nonrefundable payment of $
10,000
made by Shionogi upon execution of the Collaboration Agreement represented fixed consideration as there were no contingencies which could potentially result in an adjustment to this amount. This amount was the only consideration to be received by the Company during the Option Period. The Company also determined that the license rights granted and any assistance provided by the Company to Shionogi in drafting a protocol of a clinical study during the Option Period represented immaterial performance obligations in relation to the technology transfer within the Collaboration Agreement. As such, the $10,000 payment was added to the $10,000 consideration the Company received from Shionogi upon the exercise of the option and is being recognized based on the delivery of the promised license rights, the language translation of the technology, supporting of Shionogi’s preparation of its clinical trial, and access to Shionogi’s clinical trial patients’ data subsequent to that exercise. The Company determined that the license is not distinct from the associated platform and clinical trial support services to be performed under the agreement. Specifically, the Company believes the license is not capable of being distinct, as Shionogi would not be able to obtain the benefit from the license without the associated support services. Without the support services, Shionogi did not have the know-how to prepare or deliver the licensed technology for use in clinical trials and no other third parties could perform such assistance due to the novel, early stage nature of the licensed product. In October 2019, the Company and Shionogi entered into a modification scope of work agreement. Shionogi paid the Company an additional fee of $387 as a result of the modification. The Company recognized revenue over time from this contract on an inputs-based method that uses a cost to cost measure of progress. For the years ended December 31, 2021 and 2020, the Company recognized approximately 1.5% and 15.9%, respectively, of the $24,192 total transaction price as summarized below. As of December 31, 2021 and 2020, deferred revenue related to the Collaboration Agreement was $0 and $352, respectively.
The total transaction price of the Collaboration Agreement consisted of the following at December 31, 2021:

Payment associated with option period	$10,000
Payment to exercise agreement	10,000
Discount on issuance on corporate bond (see Note 6)	3,805
Contract modification	387

Total transaction price	24,192
Less: Revenue recognized	(24,192)

Deferred revenue at December 31, 2021	$—

In August 2021, the Company entered into an exclusive License, Development and Commercialization Agreement with TALi Digital Limited (“TALi”). Pursuant to the license agreement, TALi granted to the Company an exclusive right to develop, supply and commercialize certain products for use in pediatric ADHD, in the United States and its territories. Under the license agreement, the Company will reimburse TALi for certain direct out of pocket costs incurred conducting specified studies. Additionally, TALi is entitled to receive from the Company up to $2.0 million upon achievement of a specified development milestone and up to $35.5 million upon achievement of specified commercialization milestones, plus tiered royalties on the net sales of the licensed products. As of December 31, 2021, the Company has not made any payments for out of pocket costs, milestones or royalties.